UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 – April 30, 2014

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2014
Vanguard Windsor™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangements.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
Total
Returns
Vanguard Windsor Fund
Investor Shares	8.75%
Admiral™ Shares	8.81
Russell 1000 Value Index	9.61
Multi-Cap Value Funds Average	8.03
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$19.50	$21.08	$0.121	$0.000
Admiral Shares	65.81	71.14	0.447	0.000

1

Chairman’s Letter

Dear Shareholder,

Value stocks handily outperformed their growth counterparts in the six months ended April 30, 2014. In this environment, Vanguard Windsor Fund returned 8.75% for Investor Shares and 8.81% for the lower-cost Admiral Shares.

The fund’s results were modestly ahead of the average return of peer funds, but they lagged the benchmark, the Russell 1000 Value Index. Keep in mind that, on average, your fund’s holdings have a lower market capitalization than the index, which places more emphasis on the market’s largest-cap stocks.

In other periods, including the fiscal year ended October 31, 2013, this divergence has worked in the fund’s favor and contributed to its notable besting of the index.

Recent progress has been sporadic,
but stocks continued to climb
For the half year ended April 30, U.S. stocks

returned almost 8%, notwithstanding the patches of turbulence the market has encountered in the new year. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations. Weak economic data from China and the conflict in Ukraine also unsettled investors.

Global economic and political shifts, of course, are as inevitable as they are unpredictable. Broad diversification remains

2

the best way of managing the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently, “Having a broader portfolio tends to moderate those individual issues and that’s always, I think, a valuable starting point for investors.”

International stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring the best. The developed markets of the Pacific region and emerging markets, where China’s weakness was felt most, had negative returns.

Despite low yields, the bond market
experienced a surprising rally
Bonds continued to emerge from the

struggles that marked much of 2013, when the market was roiled by worries about the prospect that the Federal Reserve would reduce its stimulative bond-buying. In January, however, when the reduction actually began, investors seemed to take the news in stride.

The broad U.S. taxable bond market returned 1.74%. The yield of the 10-year Treasury note ended the six months at 2.69%, up from 2.54% on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08% for the six months. Money market funds and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Market Barometer

			Total Returns
		Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.33%.

The Windsor Fund’s advisors
stay true to their strategies
As I mentioned, value stocks outshone

growth stocks for the six-month period. (Value stocks tend to sell at relatively low prices in relation to their earnings or book value, whereas growth stocks typically have higher valuations because of the earnings and revenue potential of the underlying companies.)

For much of 2013, growth stocks—especially those of certain biotechnology and information technology firms—notched robust advances. But the arrival of 2014 seemed to mark a shift among investors toward value stocks. That move may have been prompted by concerns about pricey valuations for those high-flying biotech and IT stocks. The Russell 1000 Value Index returned 9.61% for the six months compared with 6.95% for the Russell 1000 Growth Index.

The periodic alternating of leadership between growth and value, with one style of investing outperforming the other for a time, can affect your fund’s results relative to the broad market indexes typically quoted in investment commentary. (You can read more about the performance of growth versus value stocks in the accompanying text box.) But these shifts don’t alter the strategies of the Windsor Fund’s advisors. Both Wellington Management Company and Pzena Investment Management take

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.37%	0.27%	1.24%

The fund expense ratios shown are from the prospectus dated February 26, 2014, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2014, the fund’s annualized expense ratios were 0.37% for Investor Shares and 0.27% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Value Funds.

4

a long-term, patient approach to investing. And neither is afraid of being out of step with the latest Wall Street fashion, or even the more narrowly defined characteristics of a value-oriented benchmark index.

For example, as of April 30, information technology stocks accounted for about 18% of fund assets compared with about 9% for the Russell 1000 Value Index. The fund’s allocation to IT stocks, as well as

Growth stocks versus value stocks: A case for both

Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broad market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Very generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1994–2013

5

the advisors’ choices among them, served it well in the fiscal half year. The Windsor Fund had strong results among semiconductor stocks and shares of established tech giants.

Technology stocks were once almost exclusively the domain of growth-style investors. But valuations have declined for the shares of some older firms as the industry has matured. Value investors have increasingly turned to parts of the sector that are considered inexpensive relative to earnings and other metrics.

Some of the fund’s retailer holdings stumbled, contributing to its below-benchmark results for the period. You can find more information about the Windsor Fund’s performance and positioning in the Advisors’ Report that follows this letter.

The power of compounding
can put time on your side
The purpose of my letter to you is, of

course, to report on how your fund fared over the past half year. Although it’s important to be aware of how your fund is doing in the latest market environment, short-term performance isn’t what matters most. The focus on the preceding six months shouldn’t distract investors from the long-term commitment they need to help achieve their goals.

To be sure, there are many aspects of investing success that you can’t control, overall market performance being the obvious example. But you can control how long you invest, and that’s important because it allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings. As Benjamin Franklin put it, “Money makes money.”

A simple example illustrates the benefits of compounding that can potentially result from investing and then reinvesting your money over the long haul. Suppose you were able to put away $10,000 and earn 6% a year (keep in mind this is hypothetical; actual returns would probably be different, and certainly a lot less predictable).

If you kept reinvesting the earnings (again assuming a hypothetical 6% yearly return), after ten years you would have almost $18,000. After 30 years, you would have more than $57,000.

Compounding can make a real difference in your account balance over time, particularly when combined with Vanguard’s low expense ratios—which allow you to keep more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2014

6

Advisors’ Report

For the fiscal half year ended April 30, 2014, the Investor Shares of Vanguard Windsor Fund returned 8.75% and the lower-cost Admiral Shares returned 8.81%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on May 16, 2014.

Wellington Management Company, llp

Portfolio Manager:

James N. Mordy, Senior Vice President
and Equity Portfolio Manager

Although equity markets continued to gain over the past six months, investors have become more cautious recently, perceiving a number of risks and challenges. In the United States, the Federal Reserve has been tapering its monthly bond purchases

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	70	12,230	Seeks to provide long-term total returns above both the
Company, LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on undervalued securities.
Pzena Investment Management,	29	5,035	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	1	217	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

7

since the beginning of the year, and first-quarter GDP growth was reduced to almost zero by severe winter weather. Globally, events in Ukraine have raised geopolitical tensions, and further slowing in China and some emerging markets could weigh on the pace of economic recovery.

As these factors increased uncertainty among investors, the yield of the 10-year U.S. Treasury bond dropped 40 basis points from year-end 2013, contrary to our expectations. The S&P 500 Index returned 8.36% for the half year, but two of the more defensive industry sectors, utilities and health care, led the gain.

Our performance across the ten major sectors was mixed. Once again, we had outstanding results in information technology. We remain significantly overweight in the semiconductor industry and enjoyed returns of 40% to 60% in NXP Semiconductors, Avago Technologies, and Skyworks Solutions. Each of these companies is outgrowing the overall chip market because of new emerging opportunities or gains within existing end-markets such as smartphones. Although investors are recognizing these very favorable fundamentals more than they did when we bought the stocks, we still see further upside and maintain our overweight position.

We also benefited from owning no stocks in telecommunications services, the S&P 500 Index’s worst-performing sector for the period.

Materials was another source of favorable relative returns. Our chemical holdings, Dow Chemical and LyondellBasell Industries, each returned more than 25%. While both companies benefited from low-cost U.S. natural gas, they have also increased their earnings power through growth initiatives and restructuring moves, and returned significant excess capital to shareholders.

Our worst relative sector was industrials. American Airlines was one of our better stocks, returning almost 55%, but this was more than offset by several other holdings. We believed KBR would win contracts for engineering and construction work on major liquefied natural gas and petrochemical projects. Instead, new orders disappointed, 2013 earnings fell short, guidance was slashed for 2014, and the company’s CEO announced his planned departure. We sold the stock because we don’t see fundamentals improving any time soon.

Eaton, Rexel SA, and AB SKF stocks lagged as the pace of recovery in Europe and in global commercial construction proceeded slowly. We still own these stocks and are encouraged by recent data.

We also lagged in health care. Despite owning several strong outperformers, including AstraZeneca, Mylan, Eli Lilly, and Teva, we missed big gains for Merck, which we sold earlier last year. And our large holding in Bristol-Myers Squibb returned –3% for the six months. We remain confident that Bristol will be a

8

leader in immuno-oncology, and we anticipate new data later this month from recent patient trials.

Cobalt International Energy and GNC Holdings also detracted from returns. Cobalt finished 2013 on a weak note, with disappointing results at an important well. The stock sells at a significant discount to the value of already discovered oil and gas resources, and undrilled inventory offers rich potential. GNC, a retailer of health and wellness products, was hurt by the severe winter, media reports questioning the value of multivitamins and fish oil, and some product discontinuations. We continue to own both companies.

Although first-quarter GDP was a major disappointment, more recent data look healthier. We acknowledge a number of key risks to the continued global recovery, but events would have to deteriorate further to threaten our base case for economic growth. We remain overweighted in the more cyclical sectors relative to the S&P 500 Index, although slightly less so than we were six months ago.

During the half year, we favored the energy, financial, and health care sectors for net new purchases and were net sellers in materials, information technology, and industrials. Our largest new purchase was Cameco. Although the uranium market is oversupplied, we anticipate much higher prices in a few years. By that time, several Japanese nuclear plants will have restarted and China will be building many new plants to help improve air quality.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal
and co-Chief Investment Officer

John P. Goetz, Managing Principal
and co-Chief Investment Officer

Antonio DeSpirito, Managing Principal

Our performance for the six months was driven in large part by our significant exposure to technology, financial, and energy stocks. In technology, the valuation spread has been very wide between mature enterprise suppliers such as Hewlett-Packard and Oracle and the internet services and software subsectors (Facebook, LinkedIn, Twitter, Salesforce.com, etc.). Our portfolio was focused on the mature suppliers.

Hewlett-Packard was the largest contributor, boosted by improved operating performance and cash flows. We still hold it in our portfolio because the stock is trading at just 7.3 times our estimate of normalized earnings.

The bulk of our exposure to energy was in integrated oil companies, which are trading near the lowest level of their 60-year valuation range as measured by price to book. Royal Dutch Shell performed solidly. Its recent earnings release came in well ahead of the market’s expectations, with strength in exploration and production and in refining operations and with cash

9

flow at a six-year high. The shares trade at about 6.8 times our normal earnings estimate.

In financials, we have invested in insurance companies and wealth managers, as well as banks that were at the epicenter of the global financial crisis. We are now five years past the crisis, and banks have largely fixed their problems; both capital and liquidity are at record levels. Franchises are intact, profitability has partly rebounded, and adjustment to the immense regulatory changes is progressing. However, banks’ share prices have not fully recognized these achievements.

Our financial holdings performed generally in line with the sector. However, Willis Group lagged as it missed on its quarterly earnings results when operating margins compressed and revenue did not grow as expected. The company has responded by cutting costs, and we believe normal earnings are achievable. The stock trades at about 9.3 times our normal earnings estimate.

The consumer discretionary and materials and processing sectors detracted from performance. Office-supply store Staples lagged most over the period, as recent weaker-than-expected revenues and earnings weighed on its shares. We expect industry revenues to remain weak. However, we also see cost-cutting opportunities through retail square footage reduction and potential market share gain as the newly merged Office Depot/Office Max reduces its footprint. At about 7.8 times price/normalized earnings, Staples remains attractive.

Our portfolio is positioned in a number of high-quality but nicely discounted cyclical stocks. Our largest exposures are predominantly in financials, old-line technology, and energy. High-dividend-paying companies with less cyclical earnings profiles (such as utilities, REITs, and pharmaceuticals) outperformed recently as rates fell. However, they trade at premium valuations and thus have little representation among our deep-value holdings. We expect the portfolio to benefit as this valuation gap normalizes over time.

10

Windsor Fund

Fund Profile
As of April 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.37%	0.27%
30-Day SEC Yield	1.35%	1.45%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	138	669	3,664
Median Market Cap	$30.2B	$54.8B	$47.3B
Price/Earnings Ratio	17.1x	17.0x	19.7x
Price/Book Ratio	1.9x	1.8x	2.6x
Return on Equity	14.1%	13.4%	17.4%
Earnings Growth
Rate	10.5%	8.9%	12.4%
Dividend Yield	1.8%	2.3%	1.9%
Foreign Holdings	14.7%	0.0%	0.0%
Turnover Rate
(Annualized)	37%	—	—
Short-Term Reserves	1.4%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.96	0.97
Beta	1.08	1.10

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wells Fargo & Co.	Diversified Banks	2.1%
American International
Group Inc.	Multi-line Insurance	2.1
Citigroup Inc.	Diversified Banks	2.0
MetLife Inc.	Life & Health
	Insurance	1.9
NXP Semiconductor NV	Semiconductors	1.8
Baker Hughes Inc.	Oil & Gas Equipment
	& Services	1.8
Eaton Corp. plc	Electrical
	Components &
	Equipment	1.7
Avago Technologies Ltd. Semiconductors		1.6
Ameriprise Financial Inc. Asset Management
	& Custody Banks	1.5
Arrow Electronics Inc.	Technology
	Distributors	1.5
Top Ten		18.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 26, 2014, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2014, the annualized expense ratios were 0.37% for Investor Shares and 0.27% for Admiral Shares.

11

Windsor Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	9.7%	6.3%	12.6%
Consumer Staples	4.5	5.9	8.6
Energy	14.7	15.2	9.9
Financials	25.4	28.3	17.3
Health Care	14.1	13.3	12.8
Industrials	10.0	10.2	11.6
Information
Technology	17.7	9.1	17.9
Materials	2.6	2.9	3.9
Telecommunication
Services	0.0	2.5	2.2
Utilities	1.3	6.3	3.2

12

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2003, Through April 30, 2014

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	25.98%	22.73%	7.14%
Admiral Shares	11/12/2001	26.10	22.85	7.26

See Financial Highlights for dividend and capital gains information.

13

Windsor Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.4%)[1]
Consumer Discretionary (9.4%)
	Newell Rubbermaid Inc.	5,029,600	151,441
	Lowe’s Cos. Inc.	3,238,100	148,661
	Nordstrom Inc.	2,413,100	147,875
	Lennar Corp. Class A	3,783,190	145,993
*	Toll Brothers Inc.	3,762,000	128,811
	Omnicom Group Inc.	1,759,100	119,056
	GNC Holdings Inc.
	Class A	2,601,800	117,081
	Ford Motor Co.	6,076,400	98,134
*	TRW Automotive
	Holdings Corp.	1,216,900	97,778
	Staples Inc.	7,100,921	88,762
	General Motors Co.	2,546,225	87,794
*	News Corp. Class A	4,426,075	75,332
	Kohl’s Corp.	1,303,475	71,417
	Comcast Corp.	1,215,700	62,037
	TJX Cos. Inc.	812,600	47,277
	Delphi Automotive plc	470,825	31,470
*	News Corp. Class B	1,469,052	24,298
			1,643,217
Consumer Staples (4.3%)
	Ingredion Inc.	2,335,200	164,515
	CVS Caremark Corp.	1,684,100	122,468
	Diageo plc	3,916,623	120,006
	Japan Tobacco Inc.	3,576,000	117,538
	Wal-Mart Stores Inc.	1,321,900	105,368
	BRF SA ADR	3,487,882	78,826
	Molson Coors Brewing
	Co. Class B	761,800	45,685
			754,406
Energy (14.3%)
	Baker Hughes Inc.	4,461,675	311,871
	Royal Dutch Shell
	plc ADR	2,748,192	216,393
	BP plc ADR	4,170,900	211,131
	Pioneer Natural
	Resources Co.	988,700	191,086

			Market
			Value
		Shares	($000)
*	Cobalt International
	Energy Inc.	10,199,800	183,596
	Halliburton Co.	2,743,900	173,058
	Canadian Natural
	Resources Ltd.	4,035,600	164,531
	Exxon Mobil Corp.	1,552,175	158,958
*	Southwestern Energy Co.	3,187,600	152,622
	Cameco Corp.	7,137,400	151,955
	National Oilwell Varco Inc.	1,669,400	131,098
	Anadarko Petroleum Corp.	1,137,900	112,675
	Chevron Corp.	785,600	98,609
	Apache Corp.	942,350	81,796
*	Concho Resources Inc.	625,500	81,597
	Valero Energy Corp.	1,326,600	75,842
			2,496,818
Financials (24.8%)
	Wells Fargo & Co.	7,460,100	370,319
	American International
	Group Inc.	6,912,800	367,277
	Citigroup Inc.	7,269,275	348,271
	MetLife Inc.	6,310,525	330,356
	Ameriprise Financial Inc.	2,320,300	259,015
	Unum Group	6,648,800	220,873
	Bank of America Corp.	12,963,300	196,264
	PNC Financial Services
	Group Inc.	1,865,650	156,789
	XL Group plc Class A	4,754,500	149,054
	Public Storage	781,200	137,108
	Weyerhaeuser Co.	4,500,100	134,328
	JPMorgan Chase & Co.	2,110,150	118,126
	Principal Financial
	Group Inc.	2,509,200	117,531
	UBS AG	5,113,675	106,927
	Goldman Sachs Group Inc.	638,050	101,973
	Morgan Stanley	3,274,691	101,286
	State Street Corp.	1,527,775	98,633
*	Voya Financial Inc.	2,725,700	96,463
	Willis Group Holdings plc	2,345,200	96,130
	Julius Baer Group Ltd.	1,834,033	85,907
	Axis Capital Holdings Ltd.	1,602,221	73,302

14

Windsor Fund

			Market
			Value
		Shares	($000)
	IntercontinentalExchange
	Group Inc.	327,800	67,015
	Zions Bancorporation	2,315,246	66,957
	ACE Ltd.	574,100	58,742
	Comerica Inc.	1,132,600	54,637
*	Genworth Financial Inc.
	Class A	2,832,750	50,565
	Invesco Ltd.	1,409,850	49,641
	Hartford Financial
	Services Group Inc.	1,382,425	49,588
	Franklin Resources Inc.	918,225	48,069
	Regions Financial Corp.	4,739,400	48,058
	KeyCorp	3,482,075	47,495
	Fifth Third Bancorp	2,283,800	47,069
	Allstate Corp.	824,000	46,927
	SL Green Realty Corp.	149,777	15,683
*	Santander Consumer
	USA Holdings Inc.	533,561	12,133
			4,328,511
Health Care (13.7%)
	Bristol-Myers Squibb Co.	4,729,700	236,911
	UnitedHealth Group Inc.	2,825,500	212,025
	Roche Holding AG	696,237	204,239
	Eli Lilly & Co.	3,069,875	181,430
	Aetna Inc.	2,274,456	162,510
	AstraZeneca plc ADR	1,964,400	155,286
	Medtronic Inc.	2,634,500	154,961
*	Express Scripts
	Holding Co.	2,109,200	140,430
	Sanofi	1,253,448	135,274
	Covidien plc	1,861,000	132,596
	Johnson & Johnson	1,018,700	103,184
	Abbott Laboratories	2,532,575	98,112
*	Mylan Inc.	1,852,500	94,070
	Becton Dickinson and Co.	820,275	92,716
	Teva Pharmaceutical
	Industries Ltd. ADR	1,839,000	89,853
	Cigna Corp.	891,700	71,372
	McKesson Corp.	408,900	69,182
*	Laboratory Corp. of
	America Holdings	446,125	44,032
	Quest Diagnostics Inc.	417,100	23,328
			2,401,511
Industrials (9.7%)
	Eaton Corp. plc	4,116,600	299,030
	Rexel SA	6,080,379	153,512
	Dover Corp.	1,761,800	152,220
	Chicago Bridge & Iron
	Co. NV	1,703,700	136,415
*	Hertz Global Holdings Inc.	4,142,900	117,948
	SKF AB	4,523,777	117,474
*	American Airlines
	Group Inc.	3,318,500	116,380
	Norfolk Southern Corp.	1,229,600	116,234

			Market
			Value
		Shares	($000)
*	Sensata Technologies
	Holding NV	2,600,600	110,447
	Honeywell
	International Inc.	1,045,300	97,108
	Masco Corp.	3,732,548	74,987
	Parker Hannifin Corp.	575,825	73,061
	Pentair Ltd.	723,500	53,749
	General Dynamics Corp.	352,825	38,617
	L-3 Communications
	Holdings Inc.	320,175	36,939
			1,694,121
Information Technology (17.2%)
*	NXP Semiconductor NV	5,277,200	314,627
	Avago Technologies
	Ltd. Class A	4,301,200	273,126
*	Arrow Electronics Inc.	4,504,850	255,650
	Hewlett-Packard Co.	7,036,825	232,637
	Cisco Systems Inc.	9,348,075	216,034
*	Skyworks Solutions Inc.	4,454,900	182,874
	SanDisk Corp.	1,989,800	169,073
*	Lam Research Corp.	2,686,300	154,758
	Oracle Corp.	3,769,900	154,114
*	Check Point Software
	Technologies Ltd.	2,401,200	153,821
*	Teradata Corp.	3,325,500	151,177
	Maxim Integrated
	Products Inc.	3,586,200	116,336
	Apple Inc.	186,400	109,993
	Microsoft Corp.	2,556,500	103,283
	Analog Devices Inc.	1,996,800	102,416
	Accenture plc Class A	1,119,100	89,774
	Intel Corp.	2,832,275	75,593
	Corning Inc.	3,546,575	74,159
	TE Connectivity Ltd.	865,010	51,018
*	Knowles Corp.	880,900	24,604
	Activision Blizzard Inc.	27,200	544
			3,005,611
Materials (2.5%)
	Celanese Corp. Class A	2,236,500	137,388
	LyondellBasell Industries
	NV Class A	1,337,400	123,709
*	Owens-Illinois Inc.	2,391,300	75,996
	International Paper Co.	1,488,300	69,429
	Dow Chemical Co.	612,000	30,539
			437,061
Other (0.3%)
2	Vanguard Value ETF	703,525	55,424

Utilities (1.2%)
	PG&E Corp.	2,544,700	115,987
	Entergy Corp.	1,307,873	94,821
	FirstEnergy Corp.	189,186	6,385
			217,193
Total Common Stocks
(Cost $12,782,650)			17,033,873

15

Windsor Fund

			Market
			Value
		Shares	($000)
Temporary Cash Investments (2.3%)[1]
Money Market Fund (1.3%)
3	Vanguard Market Liquidity
	Fund, 0.124%	229,523,000	229,523

		Face
		Amount
		($000)
Repurchase Agreement (0.9%)
	Bank of America Securities,
	LLC 0.050%, 5/1/14 (Dated
	4/30/14, Repurchase
	Value $162,300,000,
	collateralized by Federal
	Home Loan Mortgage
	Corp. 2.480%–4.000%,
	12/1/33–11/1/43, and
	Federal National Mortgage
	Assn. 1.830%–6.019%,
	7/1/21–11/1/43, with a
	value of $165,546,000)	162,300	162,300

U.S. Government and Agency Obligations (0.1%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.075%, 6/24/14	10,000	9,999
4	Federal Home Loan
	Bank Discount Notes,
	0.093%, 7/18/14	700	700
			10,699
Total Temporary Cash Investments
(Cost $402,521)			402,522
Total Investments (99.7%)
(Cost $13,185,171)			17,436,395

Market
Value
($000)
Other Assets and Liabilities (0.3%)
Other Assets	205,617
Liabilities	(159,674)
45,943
Net Assets (100%)	17,482,338

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	13,116,245
Undistributed Net Investment Income	46,191
Accumulated Net Realized Gains	66,093
Unrealized Appreciation (Depreciation)
Investment Securities	4,251,224
Futures Contracts	2,516
Foreign Currencies	69
Net Assets	17,482,338

Investor Shares—Net Assets
Applicable to 345,186,431 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,277,693
Net Asset Value Per Share—
Investor Shares	$21.08

Admiral Shares—Net Assets
Applicable to 143,447,641 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,204,645
Net Asset Value Per Share—
Admiral Shares	$71.14

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 1.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $7,699,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Windsor Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	136,227
Interest[2]	241
Securities Lending	379
Total Income	136,847
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,785
Performance Adjustment	1,219
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,537
Management and Administrative—Admiral Shares	5,523
Marketing and Distribution—Investor Shares	570
Marketing and Distribution—Admiral Shares	671
Custodian Fees	98
Shareholders’ Reports—Investor Shares	10
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	13
Total Expenses	26,434
Expenses Paid Indirectly	(99)
Net Expenses	26,335
Net Investment Income	110,512
Realized Net Gain (Loss)
Investment Securities Sold[2]	825,481
Futures Contracts	25,007
Foreign Currencies	(250)
Realized Net Gain (Loss)	850,238
Change in Unrealized Appreciation (Depreciation)
Investment Securities	465,176
Futures Contracts	(7,142)
Foreign Currencies	(15)
Change in Unrealized Appreciation (Depreciation)	458,019
Net Increase (Decrease) in Net Assets Resulting from Operations	1,418,769

1 Dividends are net of foreign withholding taxes of $2,274,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $649,000, $201,000, and
$17,300,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,512	221,195
Realized Net Gain (Loss)	850,238	1,394,140
Change in Unrealized Appreciation (Depreciation)	458,019	2,680,607
Net Increase (Decrease) in Net Assets Resulting from Operations	1,418,769	4,295,942
Distributions
Net Investment Income
Investor Shares	(42,804)	(110,032)
Admiral Shares	(63,225)	(110,078)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(106,029)	(220,110)
Capital Share Transactions
Investor Shares	(406,449)	(1,629,460)
Admiral Shares	305,385	1,318,490
Net Increase (Decrease) from Capital Share Transactions	(101,064)	(310,970)
Total Increase (Decrease)	1,211,676	3,764,862
Net Assets
Beginning of Period	16,270,662	12,505,800
End of Period[1]	17,482,338	16,270,662
1 Net Assets—End of Period includes undistributed net investment income of $46,191,000 and $41,958,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.50	$14.66	$12.92	$12.56	$10.97	$9.51
Investment Operations
Net Investment Income	.127	.255	.252	.184	.190[1]	.197
Net Realized and Unrealized Gain (Loss)
on Investments	1.574	4.839	1.729	.346	1.586	1.486
Total from Investment Operations	1.701	5.094	1.981	.530	1.776	1.683
Distributions
Dividends from Net Investment Income	(.121)	(. 254)	(. 241)	(.170)	(.186)	(. 223)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(.121)	(. 254)	(. 241)	(.170)	(.186)	(. 223)
Net Asset Value, End of Period	$21.08	$19.50	$14.66	$12.92	$12.56	$10.97

Total Return[2]	8.75%	35.17%	15.56%	4.15%	16.31%	18.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,278	$7,126	$6,711	$6,736	$7,999	$7,610
Ratio of Total Expenses to
Average Net Assets[3]	0.37%	0.37%	0.35%	0.39%	0.33%	0.33%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.49%	1.80%	1.34%	1.59%[1]	2.03%
Portfolio Turnover Rate	37%	40%	68%	49%	50%	61%[4]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, (0.01%), 0.03%, (0.03%), and (0.05%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$65.81	$49.47	$43.59	$42.37	$37.01	$32.08
Investment Operations
Net Investment Income	. 465	. 924	. 900	. 664	. 685[1]	.701
Net Realized and Unrealized Gain (Loss)
on Investments	5.312	16.329	5.844	1.171	5.348	5.020
Total from Investment Operations	5.777	17.253	6.744	1.835	6.033	5.721
Distributions
Dividends from Net Investment Income	(. 447)	(. 913)	(. 864)	(. 615)	(. 673)	(.791)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(. 447)	(. 913)	(. 864)	(. 615)	(. 673)	(.791)
Net Asset Value, End of Period	$71.14	$65.81	$49.47	$43.59	$42.37	$37.01

Total Return	8.81%	35.32%	15.71%	4.26%	16.44%	18.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,205	$9,144	$5,795	$4,994	$4,680	$4,203
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.27%	0.25%	0.29%	0.22%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.59%	1.90%	1.44%	1.70%[1]	2.16%
Portfolio Turnover Rate	37%	40%	68%	49%	50%	61%[3]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, (0.01%), 0.03%, (0.03%), and (0.05%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

21

Windsor Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2014, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are

22

Windsor Fund

charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance since October 31, 2012, relative to the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $1,219,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $1,860,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.74% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2014, these arrangements reduced the fund’s expenses by $99,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

23

Windsor Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	16,099,924	933,949	—
Temporary Cash Investments	229,523	172,999	—
Futures Contracts—Assets[1]	532	—	—
Total	16,329,979	1,106,948	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2014	313	146,946	2,364
E-mini S&P 500 Index	June 2014	180	16,901	152
				2,516

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2014, the fund realized net foreign currency losses of $250,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2013, the fund had available capital losses totaling $774,686,000 to offset future net capital gains through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

24

Windsor Fund

At April 30, 2014, the cost of investment securities for tax purposes was $13,185,171,000. Net unrealized appreciation of investment securities for tax purposes was $4,251,224,000, consisting of unrealized gains of $4,403,579,000 on securities that had risen in value since their purchase and $152,355,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2014, the fund purchased $3,018,295,000 of investment securities and sold $3,033,108,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2014	October 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	268,136	13,230	628,746	36,860
Issued in Lieu of Cash Distributions	41,789	2,067	107,480	6,843
Redeemed	(716,374)	(35,530)	(2,365,686)	(135,989)
Net Increase (Decrease)—Investor Shares	(406,449)	(20,233)	(1,629,460)	(92,286)
Admiral Shares
Issued	726,980	10,666	1,967,049	33,059
Issued in Lieu of Cash Distributions	58,252	854	100,424	1,885
Redeemed	(479,847)	(7,025)	(748,983)	(13,120)
Net Increase (Decrease)—Admiral Shares	305,385	4,495	1,318,490	21,824

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,087.49	$1.92
Admiral Shares	1,000.00	1,088.08	1.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.96	$1.86
Admiral Shares	1,000.00	1,023.46	1.35

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory arrangements with Pzena Investment Management, LLC (Pzena), and Wellington Management Company, LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a classic value investment approach. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena conducts intensive fundamental research, buying companies only when the problems are judged to be temporary, management has a viable strategy to generate earnings recovery, and there is meaningful downside protection in case earnings do not recover. Pzena has advised a portion of the fund since 2012.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests in out-of-favor stocks that offer the combination of attractive valuations and underappreciated longer-term earnings growth projections. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also leverage the advisor’s global industry research capabilities. Wellington Management has advised the fund since its inception in 1958.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

28

The board did not consider profitability of Pzena and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedules for Pzena and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2014 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q222 062014

Semiannual Report | April 30, 2014
Vanguard Windsor™ II Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
Total
Returns
Vanguard Windsor II Fund
Investor Shares	8.83%
Admiral™ Shares	8.88
Russell 1000 Value Index	9.61
Large-Cap Value Funds Average	8.35
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$36.19	$38.11	$0.385	$0.797
Admiral Shares	64.23	67.64	0.711	1.414

Chairman’s Letter

Dear Shareholder,

Large-capitalization value stocks emerged as market leaders over the six months ended April 30, 2014, as investors placed more emphasis on company fundamentals and shifted away from industries where stock valuations had reached heady levels.

Although it generally benefited from this trend, Vanguard Windsor II Fund trailed its benchmark. For the half year, it returned almost 9%, compared with nearly 10% for the Russell 1000 Value Index. The fund’s outcome was slightly ahead of the average return of competing large-cap value funds.

On a separate note, I would like to inform you that in March, we announced a new investment advisory arrangement for Windsor II. Hotchkis and Wiley Capital Management is now managing about 11% of the fund’s assets. This includes the portion previously managed by Armstrong Shaw Associates, which is no longer an advisor to the fund. Barrow, Hanley, Mewhinney & Strauss continues to manage about 60% of the fund’s assets, Lazard Asset Management about 16%, and Sanders Capital about 10%. Vanguard Equity Investment Group manages the remainder.

Recent progress has been sporadic, but stocks continued to climb
For the six months, U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has encountered in 2014. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations. Weak economic data from China and the conflict in Ukraine also unsettled investors.

Global economic and political developments are, of course, as inevitable as they are unpredictable. Broad diversification remains the best way of managing the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently, “Having a broader portfolio tends to moderate those individual issues, and that’s always, I think, a valuable starting point for investors.”

International stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring the best. The developed markets of the Pacific region and emerging markets, where China’s weakness was felt most, had negative returns.

Despite low yields, the bond market experienced a surprising rally
Bonds continued to emerge from the struggles that marked much of 2013, when the market was roiled by the prospect that the Federal Reserve would

Market Barometer

			Total Returns
		Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

reduce its stimulative bond-buying. In January, however, when the reduction actually began, investors seemed to take the news in stride.

The broad U.S. taxable bond market returned 1.74%. The yield of the 10-year Treasury note ended the six months at 2.69%, up from 2.54% on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08% for the six months. Money market and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.33%.

The fund’s performance was solid, but not without its weak spots
The financial markets move in cycles, with stocks of different characteristics and cap weightings phasing in and out of favor. Vanguard Windsor II Fund, since its founding nearly 30 years ago, has followed a path to solid long-term results through this shifting terrain.

Its five advisors concentrate on finding well-managed, quality companies that they believe are not fully valued by the market. All five take a bottom-up approach to stock

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.36%	0.28%	1.14%

The fund expense ratios shown are from the prospectus dated February 26, 2014, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2014, the fund’s annualized expense ratios were 0.36% for Investor Shares and 0.28% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Value Funds.

selection, meaning they look for attractive companies selling at discounted prices before they consider the state of the economy or the direction of the stock market. Using sophisticated strategies designed to rule out stocks with weak prospects for recovery, they ultimately land on companies with short-term challenges but promising long-term outlooks.

Growth stocks versus value stocks: A case for both

Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broad market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Very generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1994–2013

For the fiscal half year, a small stake in telecommunication services produced the fund’s only negative sector return. In the nine other sectors, performance versus the benchmark ranged across the spectrum.

The financial sector, the fund’s largest, was a bright spot. Within the insurance industry, the fund held some leaders and avoided a few laggards. Bank and asset manager stocks offset weakness in consumer finance and diversified financial services. Overall, the sector performed well as the economic recovery lurched forward.

Results were mixed in health care, the fund’s second-largest sector. Although those stocks generated a respectable return of about 10%, the gain fell short of the benchmark’s result of nearly 13%. In the pharmaceutical industry, the fund was stung by the investments it held as well as some that it didn’t. It partly closed the gap with a strong showing in managed health care.

The advisors’ stock choices in industrials, particularly in aerospace and defense, affected performance most positively.

Although the United States has cut its defense budget, companies with strong international sales and the latest technology thrived over the half year. Windsor II had significantly greater exposure than its benchmark to such firms.

It had a rougher time in energy. Shares of companies that focus on oil and gas drilling, equipment, and services suffered as a result of uncertainty about the direction of oil prices. At the same time, the fund had no holdings in one of the largest integrated oil and gas corporations, whose performance was boosted by the increased demand for natural gas during the harsh U.S. winter.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

The power of compounding can put time on your side
The purpose of my letter to you is, of course, to report on how your fund fared over the past half year. Although it’s important to be aware of how your fund is doing in the latest market environment, short-term performance isn’t what matters most. The focus on the preceding six months shouldn’t distract investors from the long-term commitment they need to help achieve their goals.

To be sure, there are many aspects of investing success that you can’t control, overall market performance being the obvious example. But you can control how long you invest, and that’s important because it allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings. As Benjamin Franklin put it, “Money makes money.”

A simple example illustrates the benefits of compounding that can potentially result from investing and then reinvesting your money over the long haul. Suppose you were able to put away $10,000 and earn 6% a year (keep in mind this is hypothetical; actual returns would probably be different, and certainly a lot less predictable).

If you kept reinvesting the earnings (again, assuming a hypothetical 6% yearly return), after ten years you would have almost $18,000. After 30 years, you would have more than $57,000.

Compounding can make a real difference in your account balance over time, particularly when combined with Vanguard’s low expense ratios, which allow you to keep more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2014

Advisors’ Report

For the six months ended April 30, 2014, Vanguard Windsor II Fund returned 8.83% for Investor Shares and 8.88% for Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment. The table below lists the advisors, the amount and

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	61	29,710	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	16	7,966	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Hotchkis and Wiley Capital	11	5,554	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Sanders Capital, LLC	10	4,904	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Vanguard Equity Investment	0	228	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	2	369	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 16, 2014.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Manager:

James P. Barrow, Executive Director

Associate Portfolio Managers: Jeff Fahrenbruch, CFA, Managing Director David Ganucheau, CFA, Managing Director

Fund returns weren’t far from the benchmark index and were consistent with the recovering and then rising equity market of the past five years. In our last report, we cautioned about seeing signs of “dot-com disease,” and, in fact, in the last month or so we have seen some highfliers subjected to significant price declines. Price and earnings do matter. This correction would have grown into a broader market sell-off were the Federal Reserve not so accommodative. Low interest rates have forced some investors to eschew bonds for stocks and others to take on credit risk to achieve higher returns. This will work as long as the economy is expanding.

Having more than 15% of the portfolio in underperforming, non-U.S., nonbench-mark holdings has hindered our relative performance. We expect that to reverse because of improving European economies and the resurgent euro and British pound.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The Standard & Poor’s 500 Index rose 8.36% over the period. During the last two months of 2013, the market weighed the prospect of improving economic conditions against the likelihood that the Federal Reserve would soon begin tapering its bond-buying program. Ultimately, investors cheered the Fed’s December announcement that it would reduce its monthly bond purchases by $10 billion. This decision underscored Fed officials’ belief that the country’s economic recovery was sustainable.

Stocks were somewhat volatile in the first quarter of 2014, as many investors became concerned that the Fed might begin to raise interest rates sooner than previously expected. However, Chair Janet Yellen reassured markets that the Fed intended to keep rates low until the U.S. economy was stronger. Economic reports were mixed in the first quarter, but stronger data in April supported the view that the earlier weakness was largely due to severe winter weather.

Our portfolio benefited from stock selection in the consumer discretionary sector, where Advance Auto Parts and Expedia were top contributors. Selection in consumer staples also helped returns; standouts included Molson Coors and CVS. We sold our CVS holdings in April.

Stock picks in health care and energy hurt performance. In health care, the largest detractors included Zoetis and CareFusion; in energy, they included Transocean and Anadarko Petroleum. We sold our Anadarko holdings in December.

Sanders Capital, LLC

Portfolio Managers:

Lewis A. Sanders, CFA,
Chief Executive Officer and Co-Chief Investment Officer

John P. Mahedy, CPA,
Director of Research and Co-Chief Investment Officer

Investment opportunity in equities remains good, despite recent gains. The improved financial state of U.S. households, corporations, and banks should soon translate to faster economic growth. Our recent home-builder purchases reflect this outlook. Our investments in banks and insurers are also positioned to benefit from such growth, as well as from the normalization of interest rates that will eventually follow.

Although our information technology holdings are based on new product innovation, stronger growth will be a plus.

Our investments in health care companies, which have performed well, remain attractive and offer ballast should the economy not respond as expected.

We have reduced our investments in the energy sector, which have been lackluster, because we believe that oil may be moving from shortage to surplus. Any resulting decline in the real price of oil will help economic growth and should benefit equities broadly.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:

George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

U.S. equities gained during the six months. Value stocks outperformed growth stocks, and large-capitalization stocks outperformed small-caps. Positive earnings surprises outpaced negative ones by about a 3:1 margin in the past couple of quarters, and we view that as the primary impetus behind the market’s appreciation. Data on consumer spending, consumer confidence, manufacturing, and employment have been decidedly positive, but the pace of improvement has decelerated. Recent housing data have been more mixed—home prices rose, but sales declined.

Our outlook remains tempered after the rise in equity valuations over the past several years. But we continue to identify attractive value opportunities on a selective basis, as demonstrated by the portfolio’s considerable valuation discount to the overall market.

Stock selection was positive or neutral in eight of ten sectors over the six months, led by technology, utilities, and industrials. The top individual contributors were all technology companies: Hewlett-Packard (hardware), Corning (electronic components), and Oracle (software). An overweight allocation to the consumer discretionary sector and stock selection in energy hurt performance. The largest individual detractors were Cobalt International Energy, Target, and Citigroup.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

For the half year, the fund’s benchmark, the Russell 1000 Value Index, returned 9.61%. Overall, equities continued to produce robust returns. As measured by other Russell indexes, the broad U.S. equity market was up 7.83%, large-cap stocks gained 8.25%, and small-caps rose 3.08%. Value-oriented equities returned 9.24%, outpacing growth stocks, which returned 6.49%. Results were best in information technology and utilities. Telecommunication services and consumer discretionary companies lagged.

Stock selection helped most in energy and IT, where overweight allocations to Ultra Petroleum (+62%), Helmerich & Payne (+42%), Hewlett-Packard (+37%), and Western Digital (+28%) contributed most. Stock picks in the telecom and consumer discretionary sectors—specifically, overweight allocations to Best Buy (–38%), Staples (–25%), and Verizon (–5%)—detracted.

Windsor II Fund

Fund Profile
As of April 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.36%	0.28%
30-Day SEC Yield	2.14%	2.22%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	267	669	3,664
Median Market Cap	$73.1B	$54.8B	$47.3B
Price/Earnings Ratio	15.8x	17.0x	19.7x
Price/Book Ratio	2.0x	1.8x	2.6x
Return on Equity	17.0%	13.4%	17.4%
Earnings Growth
Rate	10.1%	8.9%	12.4%
Dividend Yield	2.6%	2.3%	1.9%
Foreign Holdings	10.4%	0.0%	0.0%
Turnover Rate
(Annualized)	33%	—	—
Short-Term Reserves	2.6%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.98	0.97
Beta	0.94	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Pfizer Inc.	Pharmaceuticals	2.8%
Microsoft Corp.	Systems Software	2.7
JPMorgan Chase & Co.	Diversified Banks	2.6
Wells Fargo & Co.	Diversified Banks	2.5
Johnson & Johnson	Pharmaceuticals	2.4
Sanofi	Pharmaceuticals	2.4
Philip Morris
International Inc.	Tobacco	2.3
Medtronic Inc.	Health Care
	Equipment	2.2
Intel Corp.	Semiconductors	2.2
American Express Co.	Consumer Finance	2.1
Top Ten		24.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 26, 2014, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2014, the annualized expense ratios were 0.36% for Investor Shares and 0.28% for Admiral Shares.

Windsor II Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	8.8%	6.3%	12.6%
Consumer Staples	10.0	5.9	8.6
Energy	12.0	15.2	9.9
Financials	21.4	28.3	17.3
Health Care	17.2	13.3	12.8
Industrials	9.5	10.2	11.6
Information
Technology	12.4	9.1	17.9
Materials	1.6	2.9	3.9
Telecommunication
Services	2.8	2.5	2.2
Utilities	4.3	6.3	3.2

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2003, Through April 30, 2014

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	21.89%	21.07%	7.67%
Admiral Shares	5/14/2001	21.99	21.17	7.78

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.2%)[1]
Consumer Discretionary (8.5%)
	Target Corp.	13,422,800	828,858
	Ford Motor Co.	41,156,100	664,671
	Advance Auto Parts Inc.	2,931,860	355,605
	Viacom Inc. Class B	3,338,500	283,706
	Comcast Corp.	3,652,149	186,369
	Omnicom Group Inc.	2,301,650	155,776
	Carnival Corp.	3,771,957	148,276
	Delphi Automotive plc	1,767,004	118,107
	Johnson Controls Inc.	2,401,800	108,417
	Genuine Parts Co.	1,177,000	102,540
	Renault SA	944,271	92,322
	Dick’s Sporting
	Goods Inc.	1,634,950	86,096
	Macy’s Inc.	1,495,400	85,881
	General Motors Co.	2,451,500	84,528
	DR Horton Inc.	3,755,600	83,675
	Time Warner Cable Inc.	521,600	73,786
	Interpublic Group
	of Cos. Inc.	3,782,100	65,884
	Expedia Inc.	799,663	56,768
*	Bed Bath & Beyond Inc.	864,582	53,716
*	Volkswagen AG	198,467	53,219
	Hyundai Motor Co.	222,182	49,539
*	Norwegian Cruise
	Line Holdings Ltd.	1,479,100	48,470
	Kohl’s Corp.	834,300	45,711
*	Volkswagen AG
	Preference Shares	161,020	43,528
	McDonald’s Corp.	406,500	41,211
	Lowe’s Cos. Inc.	877,300	40,277
*,^	Honda Motor Co.
	Ltd. ADR	1,173,800	39,088
*,^	JC Penney Co. Inc.	4,531,200	38,606
	Time Warner Inc.	435,399	28,937
	Nordstrom Inc.	440,600	27,000

			Market
			Value
		Shares	($000)
*	Meritage Homes Corp.	681,300	26,285
	Ryland Group Inc.	676,045	25,953
	Best Buy Co. Inc.	51,000	1,322
	Whirlpool Corp.	7,000	1,074
	Royal Caribbean Cruises Ltd.	19,400	1,031
	GameStop Corp. Class A	16,700	663
*	News Corp. Class B	38,000	628
	Newell Rubbermaid Inc.	11,100	334
*	Liberty Media Corp. Class A	500	65
*	News Corp. Class A	2,700	46
			4,147,968
Consumer Staples (9.7%)
	Philip Morris
	International Inc.	12,963,353	1,107,459
	Wal-Mart Stores Inc.	11,832,705	943,185
	Imperial Tobacco
	Group plc ADR	8,734,425	761,554
	Diageo plc ADR	5,253,620	645,039
	Altria Group Inc.	12,376,332	496,415
	Molson Coors
	Brewing Co. Class B	6,086,380	365,000
	Sysco Corp.	5,088,856	185,387
	Kellogg Co.	1,484,300	99,196
	Mondelez International
	Inc. Class A	1,942,161	69,238
	PepsiCo Inc.	334,900	28,765
	Procter & Gamble Co.	52,390	4,325
	CVS Caremark Corp.	44,300	3,221
	Kimberly-Clark Corp.	19,700	2,211
	Archer-Daniels-Midland Co.	43,300	1,893
	Kraft Foods Group Inc.	32,700	1,859
	Kroger Co.	35,700	1,644
	Tyson Foods Inc. Class A	36,500	1,532
	Bunge Ltd.	17,900	1,426
	Coca-Cola Co.	34,100	1,391
	Walgreen Co.	8,700	591

Windsor II Fund

			Market
			Value
		Shares	($000)
	Dr Pepper Snapple
	Group Inc.	6,200	344
	Herbalife Ltd.	2,500	150
			4,721,825
Energy (11.6%)
	ConocoPhillips	11,930,289	886,540
	Occidental
	Petroleum Corp.	8,245,207	789,479
	BP plc ADR	15,549,869	787,134
	Phillips 66	9,414,426	783,469
^	Seadrill Ltd.	10,969,707	386,353
	Marathon
	Petroleum Corp.	3,879,498	360,599
	Apache Corp.	2,753,100	238,969
	Royal Dutch Shell
	plc ADR	2,701,446	212,712
	Transocean Ltd.	3,819,085	164,488
	CONSOL Energy Inc.	3,677,620	163,691
	Devon Energy Corp.	2,216,150	155,130
	Chevron Corp.	1,218,699	152,971
*	Cobalt International
	Energy Inc.	7,439,100	133,904
	HollyFrontier Corp.	1,985,900	104,438
	Marathon Oil Corp.	2,278,400	82,364
	Valero Energy Corp.	1,273,600	72,812
	Total SA ADR	981,200	69,901
	Murphy Oil Corp.	888,600	56,364
*	Kosmos Energy Ltd.	1,364,100	14,896
	Gazprom OAO ADR	1,553,600	11,228
	Exxon Mobil Corp.	94,882	9,717
	Ensco plc Class A	184,586	9,312
	Helmerich & Payne Inc.	14,200	1,543
*,^	SandRidge Energy Inc.	177,100	1,215
	Plains GP Holdings
	LP Class A	42,300	1,166
	Hess Corp.	8,125	724
*	Newfield Exploration Co.	4,700	159
			5,651,278
Financials (20.8%)
	JPMorgan Chase & Co.	22,550,309	1,262,366
	Wells Fargo & Co.	24,435,073	1,212,957
	American Express Co.	11,639,796	1,017,667
	Citigroup Inc.	20,757,444	994,489
	PNC Financial
	Services Group Inc.	11,148,368	936,909
	Bank of America Corp.	55,919,526	846,622
	Capital One
	Financial Corp.	10,282,638	759,887
	SLM Corp.	15,720,252	404,797
	XL Group plc Class A	12,711,132	398,494
	American International
	Group Inc.	4,382,200	232,826
	Morgan Stanley	5,965,900	184,525

			Market
			Value
		Shares	($000)
	Lincoln National Corp.	3,288,461	159,523
	MetLife Inc.	2,923,300	153,035
	SunTrust Banks Inc.	3,974,467	152,063
	IntercontinentalExchange
	Group Inc.	701,100	143,333
	Corrections Corp.
	of America	4,270,434	140,070
	Regions Financial Corp.	13,188,800	133,734
	Hartford Financial
	Services Group Inc.	3,678,900	131,962
	Barclays plc	27,072,645	115,603
	BNP Paribas SA	1,523,400	114,477
	Allstate Corp.	1,951,500	111,138
	Goldman Sachs Group Inc.	664,979	106,277
	Unum Group	2,463,100	81,824
*,^	Ally Financial Inc.	3,235,600	78,140
	Bank of New York
	Mellon Corp.	1,666,300	56,438
	Nordea Bank AB	3,482,300	50,461
	Prudential Financial Inc.	520,837	42,021
*	Voya Financial Inc.	1,111,600	39,340
	Lexington Realty Trust	3,118,190	33,552
	Travelers Cos. Inc.	22,300	2,020
	Fifth Third Bancorp	75,200	1,550
	KeyCorp	107,600	1,468
	Everest Re Group Ltd.	8,500	1,343
	RenaissanceRe
	Holdings Ltd.	12,800	1,295
	Axis Capital Holdings Ltd.	27,200	1,244
	Assurant Inc.	18,100	1,220
	Legg Mason Inc.	24,900	1,168
	Validus Holdings Ltd.	31,100	1,153
	US Bancorp	27,149	1,107
	Simon Property Group Inc.	6,100	1,057
	Public Storage	5,700	1,000
	Host Hotels & Resorts Inc.	46,200	991
	State Street Corp.	15,325	989
	ACE Ltd.	9,300	952
	Ventas Inc.	12,000	793
	BlackRock Inc.	2,600	783
	Kimco Realty Corp.	34,000	779
	SL Green Realty Corp.	7,100	743
	UDR Inc.	28,200	729
	Hospitality Properties Trust	23,900	718
	WP Carey Inc.	10,600	652
	Brixmor Property Group Inc.	25,600	562
	Weingarten Realty Investors	17,900	558
	Chubb Corp.	3,500	322
	Vornado Realty Trust	2,700	277
	Comerica Inc.	4,900	236
	Plum Creek Timber Co. Inc.	1,300	57
			10,120,296

Windsor II Fund

			Market
			Value
		Shares	($000)
Health Care (16.7%)
	Pfizer Inc.	42,961,681	1,343,842
	Johnson & Johnson	11,533,750	1,168,254
	Medtronic Inc.	18,303,600	1,076,618
^	Sanofi ADR	18,904,300	1,017,051
	WellPoint Inc.	9,372,907	943,664
	Merck & Co. Inc.	10,320,700	604,380
	UnitedHealth Group Inc.	4,770,900	358,008
	Zoetis Inc.	10,753,890	325,413
	Baxter International Inc.	3,370,600	245,346
*	CareFusion Corp.	4,284,945	167,370
	Sanofi	1,296,300	139,898
	Eli Lilly & Co.	2,223,900	131,433
	McKesson Corp.	689,612	116,676
	St. Jude Medical Inc.	1,738,716	110,356
	Aetna Inc.	1,452,600	103,788
	Humana Inc.	626,400	68,748
	Novartis AG ADR	639,400	55,590
*	Express Scripts
	Holding Co.	702,000	46,739
	AbbVie Inc.	678,827	35,353
	Zimmer Holdings Inc.	284,900	27,578
	Covidien plc	379,400	27,032
	Quest Diagnostics Inc.	477,400	26,701
	Cardinal Health Inc.	24,300	1,689
*	Charles River Laboratories
	International Inc.	13,850	744
	Cigna Corp.	7,600	608
*	Quintiles Transnational
	Holdings Inc.	8,600	405
*	Endo Health Solutions Inc. 6,400		403
*	Covance Inc.	2,900	256
	Bristol-Myers Squibb Co.	5,053	253
			8,144,196
Industrials (9.2%)
	General Dynamics Corp.	7,589,060	830,623
	Honeywell
	International Inc.	8,715,561	809,676
	Raytheon Co.	8,165,556	779,647
	Emerson Electric Co.	11,191,300	763,023
2	Xylem Inc.	9,674,199	363,653
	Tyco International Ltd.	3,119,997	127,608
	Cummins Inc.	635,500	95,865
	General Electric Co.	3,458,304	92,994
	Terex Corp.	1,950,900	84,455
	Stanley Black &
	Decker Inc.	935,600	80,359
	Republic Services Inc.
	Class A	2,120,200	74,398
	Boeing Co.	556,000	71,735
*	American Airlines
	Group Inc.	1,530,100	53,661

			Market
			Value
		Shares	($000)
	PACCAR Inc.	827,700	52,956
	Caterpillar Inc.	434,500	45,796
	Joy Global Inc.	648,300	39,144
	Lockheed Martin Corp.	184,700	30,317
	Northrop Grumman Corp.	240,376	29,208
	FedEx Corp.	192,700	26,255
	Embraer SA ADR	747,100	25,700
^	CNH Industrial NV	1,179,900	13,675
	United Parcel Service
	Inc. Class B	22,400	2,206
	L-3 Communications
	Holdings Inc.	12,300	1,419
	IDEX Corp.	15,800	1,178
*	Spirit AeroSystems
	Holdings Inc. Class A	33,400	1,003
	Manpowergroup Inc.	7,600	618
	3M Co.	3,200	445
	Pentair Ltd.	4,800	357
	Dover Corp.	2,300	199
			4,498,173
Information Technology (12.0%)
	Microsoft Corp.	32,748,945	1,323,057
	Intel Corp.	39,278,600	1,048,346
	Oracle Corp.	19,840,780	811,091
	Apple Inc.	856,818	505,600
	Corning Inc.	14,441,900	301,980
	Cisco Systems Inc.	12,790,200	295,582
	Hewlett-Packard Co.	6,012,750	198,782
	International Business
	Machines Corp.	893,625	175,571
	Samsung Electronics
	Co. Ltd.	133,900	174,600
	Visa Inc. Class A	760,700	154,125
	EMC Corp.	5,817,500	150,092
	QUALCOMM Inc.	1,522,400	119,828
	Xerox Corp.	8,430,761	101,928
*	Check Point Software
	Technologies Ltd.	1,334,600	85,494
*	Teradyne Inc.	3,542,300	62,592
*	Citrix Systems Inc.	1,044,700	61,961
	SanDisk Corp.	695,900	59,131
*	Google Inc. Class A	92,325	49,383
*	Google Inc.	92,325	48,624
	Maxim Integrated
	Products Inc.	1,278,000	41,458
	Texas Instruments Inc.	632,200	28,733
	TE Connectivity Ltd.	445,875	26,298
*	Vantiv Inc. Class A	118,414	3,641
	Western Digital Corp.	18,500	1,630
	Seagate Technology plc	28,550	1,501
	Computer Sciences Corp.	22,500	1,332
	Harris Corp.	18,100	1,331

Windsor II Fund

			Market
			Value
		Shares	($000)
	Applied Materials Inc.	55,900	1,065
*	ON Semiconductor Corp.	84,500	795
	Leidos Holdings Inc.	5,600	209
	Marvell Technology
	Group Ltd.	6,200	98
*	Flextronics International Ltd.	8,400	76
			5,835,934
Materials (1.6%)
	EI du Pont de
	Nemours & Co.	5,337,588	359,326
	Eastman Chemical Co.	1,697,670	147,986
	International Paper Co.	2,257,000	105,289
*	Owens-Illinois Inc.	1,912,700	60,785
	US Silica Holdings Inc.	936,900	42,320
	Carpenter
	Technology Corp.	635,000	39,878
	Dow Chemical Co.	52,400	2,615
	LyondellBasell Industries
	NV Class A	24,820	2,296
	Westlake Chemical Corp.	19,000	1,353
	Packaging Corp. of America	18,800	1,253
	Avery Dennison Corp.	24,000	1,168
	United States Steel Corp.	24,500	637
			764,906
Other (0.3%)
3	Vanguard Value ETF	1,261,200	99,358
	SPDR S&P 500 ETF Trust	255,130	48,074
			147,432
Telecommunication Services (2.7%)
	Verizon Communications
	Inc.	12,571,509	587,467
	AT&T Inc.	16,300,207	581,917
*	Vodafone Group plc
	ADR	3,788,836	143,824
			1,313,208
Utilities (4.1%)
	Public Service Enterprise
	Group Inc.	19,448,858	796,820
2	CenterPoint Energy Inc.	25,726,413	636,986
	Entergy Corp.	5,433,478	393,927
	NRG Energy Inc.	2,473,800	80,943
	Exelon Corp.	2,038,000	71,391
	Edison International	663,800	37,545
	American Electric
	Power Co. Inc.	34,400	1,851
	Ameren Corp.	35,200	1,454
	MDU Resources
	Group Inc.	36,700	1,300
	Duke Energy Corp.	9,900	737
	Dominion Resources Inc.	6,300	457
	Westar Energy Inc. Class A	9,500	341

			Market
			Value
		Shares	($000)
	OGE Energy Corp.	9,000	336
	AES Corp.	15,700	227
	Wisconsin Energy Corp.	3,100	150
			2,024,465
Total Common Stocks
(Cost $34,157,130)			47,369,681
Temporary Cash Investments (3.9%)[1]
Money Market Fund (3.9%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.124%	1,886,153,779	1,886,154

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
6	Federal Home Loan
	Bank Discount Notes,
	0.060%, 5/7/14	100	100
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.035%, 6/4/14	200	200
6	Federal Home Loan
	Bank Discount Notes,
	0.080%, 6/6/14	600	600
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.074%, 6/18/14	17,500	17,497
			18,397
Total Temporary Cash Investments
(Cost $1,904,552)			1,904,551
Total Investments (101.1%)
(Cost $36,061,682)			49,274,232
Other Assets and Liabilities (-1.1%)
Other Assets			306,587
Liabilities[5]			(850,083)
			(543,496)
Net Assets (100%)			48,730,736

Windsor II Fund

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	33,112,928
Undistributed Net Investment Income	297,192
Accumulated Net Realized Gains	2,105,539
Unrealized Appreciation (Depreciation)
Investment Securities	13,212,550
Futures Contracts	2,527
Net Assets	48,730,736

Investor Shares—Net Assets
Applicable to 479,296,663 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,265,649
Net Asset Value Per Share—
Investor Shares	$38.11

Admiral Shares—Net Assets
Applicable to 450,394,735 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	30,465,087
Net Asset Value Per Share—
Admiral Shares	$67.64

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $355,419,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 3.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $364,001,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $12,498,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	620,192
Interest[2]	754
Securities Lending	666
Total Income	621,612
Expenses
Investment Advisory Fees—Note B
Basic Fee	33,558
Performance Adjustment	(204)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	17,908
Management and Administrative—Admiral Shares	17,611
Marketing and Distribution—Investor Shares	1,442
Marketing and Distribution—Admiral Shares	2,285
Custodian Fees	197
Shareholders’ Reports—Investor Shares	63
Shareholders’ Reports—Admiral Shares	72
Trustees’ Fees and Expenses	36
Total Expenses	72,968
Expenses Paid Indirectly	(736)
Net Expenses	72,232
Net Investment Income	549,380
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,093,592
Futures Contracts	23,054
Foreign Currencies	50
Realized Net Gain (Loss)	2,116,696
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,341,942
Futures Contracts	(7,743)
Foreign Currencies	(2)
Change in Unrealized Appreciation (Depreciation)	1,334,197
Net Increase (Decrease) in Net Assets Resulting from Operations	4,000,273

1 Dividends are net of foreign withholding taxes of $1,376,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $14,468,000, $746,000, and
$64,185,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	549,380	952,078
Realized Net Gain (Loss)	2,116,696	2,974,152
Change in Unrealized Appreciation (Depreciation)	1,334,197	5,704,925
Net Increase (Decrease) in Net Assets Resulting from Operations	4,000,273	9,631,155
Distributions
Net Investment Income
Investor Shares	(186,328)	(420,360)
Admiral Shares	(308,509)	(507,947)
Realized Capital Gain
Investor Shares	(385,723)	—
Admiral Shares	(613,547)	—
Total Distributions	(1,494,107)	(928,307)
Capital Share Transactions
Investor Shares	(721,864)	(4,141,562)
Admiral Shares	1,319,616	3,777,991
Net Increase (Decrease) from Capital Share Transactions	597,752	(363,571)
Total Increase (Decrease)	3,103,918	8,339,277
Net Assets
Beginning of Period	45,626,818	37,287,541
End of Period[1]	48,730,736	45,626,818
1 Net Assets—End of Period includes undistributed net investment income of $297,192,000 and $242,599,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$36.19	$29.33	$25.68	$24.37	$22.22	$20.56
Investment Operations
Net Investment Income	.424	.740	.644	.557	.495	.580
Net Realized and Unrealized Gain (Loss)
on Investments	2.678	6.842	3.627	1.276	2.151	1.750
Total from Investment Operations	3.102	7.582	4.271	1.833	2.646	2.330
Distributions
Dividends from Net Investment Income	(.385)	(.722)	(.621)	(.523)	(.496)	(.670)
Distributions from Realized Capital Gains	(.797)	—	—	—	—	—
Total Distributions	(1.182)	(.722)	(.621)	(.523)	(.496)	(.670)
Net Asset Value, End of Period	$38.11	$36.19	$29.33	$25.68	$24.37	$22.22

Total Return[1]	8.83%	26.26%	16.90%	7.48%	12.05%	11.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,266	$18,034	$18,255	$19,010	$20,921	$20,695
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.36%	0.35%	0.35%	0.35%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.25%	2.30%	2.11%	2.08%	2.96%
Portfolio Turnover Rate	33%	27%	22%	23%	29%	41%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.02%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$64.23	$52.06	$45.59	$43.26	$39.46	$36.51
Investment Operations
Net Investment Income	.782	1.366	1.188	1.025	.914	1.064
Net Realized and Unrealized Gain (Loss)
on Investments	4.753	12.134	6.424	2.264	3.811	3.112
Total from Investment Operations	5.535	13.500	7.612	3.289	4.725	4.176
Distributions
Dividends from Net Investment Income	(.711)	(1.330)	(1.142)	(.959)	(.925)	(1.226)
Distributions from Realized Capital Gains	(1.414)	—	—	—	—	—
Total Distributions	(2.125)	(1.330)	(1.142)	(.959)	(.925)	(1.226)
Net Asset Value, End of Period	$67.64	$64.23	$52.06	$45.59	$43.26	$39.46

Total Return	8.88%	26.36%	16.98%	7.56%	12.12%	12.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,465	$27,593	$19,032	$14,771	$13,381	$12,060
Ratio of Total Expenses to
Average Net Assets[1]	0.28%	0.28%	0.27%	0.27%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.33%	2.38%	2.19%	2.16%	3.07%
Portfolio Turnover Rate	33%	27%	22%	23%	29%	41%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.02%), (0.01%), (0.01%) and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Windsor II Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

Windsor II Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance since January 31, 2010, relative to the Russell 3000 Index. Until February 2014, a portion of the fund was managed by Armstrong Shaw Associates Inc. The basic fee paid to Armstrong Shaw Associates Inc. was subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Value Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $139,000 for the six months ended April 30, 2014.

For the six months ended April 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $204,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $5,142,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2014, these arrangements reduced the fund’s expenses by $736,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Windsor II Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	46,524,805	844,876	—
Temporary Cash Investments	1,886,154	18,397	—
Futures Contracts—Assets[1]	865	—	—
Total	48,411,824	863,273	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2014	1,632	153,237	1,085
S&P 500 Index	June 2014	241	113,143	1,442
				2,527

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2014, the fund realized net foreign currency gains of $50,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At April 30, 2014, the cost of investment securities for tax purposes was $36,061,682,000. Net unrealized appreciation of investment securities for tax purposes was $13,212,550,000, consisting of unrealized gains of $15,501,618,000 on securities that had risen in value since their purchase and $2,289,068,000 in unrealized losses on securities that had fallen in value since their purchase.

Windsor II Fund

H. During the six months ended April 30, 2014, the fund purchased $7,594,540,000 of investment securities and sold $7,747,155,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2014	October 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	488,074	13,252	1,115,392	34,532
Issued in Lieu of Cash Distributions	559,534	15,846	410,628	13,200
Redeemed	(1,769,472)	(48,184)	(5,667,582)	(171,744)
Net Increase (Decrease)—Investor Shares	(721,864)	(19,086)	(4,141,562)	(124,012)
Admiral Shares
Issued	1,893,370	28,986	5,688,923	96,894
Issued in Lieu of Cash Distributions	881,157	14,063	480,666	8,664
Redeemed	(1,454,911)	(22,265)	(2,391,598)	(41,495)
Net Increase (Decrease) —Admiral Shares	1,319,616	20,784	3,777,991	64,063

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	October 31, 2013		Proceeds from		April 30, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	633,335	—	435	11,452	636,986
Xylem Inc.	333,760	—	—	1,238	363,653
	967,095			12,690	1,000,639

K. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,088.30	$1.86
Admiral Shares	1,000.00	1,088.80	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.01	$1.81
Admiral Shares	1,000.00	1,023.41	1.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley); Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley); Lazard Asset Management LLC (Lazard); Sanders Capital, LLC (Sanders Capital); and The Vanguard Group, Inc. (Vanguard) (through its Equity Investment Group). The board determined renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders. Please note that in February, the fund’s trustees modified its investment advisory arrangements: Armstrong Shaw Associates Inc. no longer serves as one of the fund’s advisors.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the shortand long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book value ratios, and above-average current yields. Barrow Hanley has advised the fund since the fund’s inception in 1985.

Hotchkis and Wiley. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that invests mainly in mid- and large-cap stocks with value-oriented characteristics. Hotchkis and Wiley follows a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance. Hotchkis and Wiley has managed a portion of the fund since 2003.

Lazard. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of research: financial screening, fundamental analysis, and accounting validation. Lazard is a subsidiary of Lazard Ltd and has managed a portion of the fund since 2007.

Sanders Capital. Founded in 2009, Sanders Capital employs a traditional bottom-up, fundamental research driven approach to identify securities that are undervalued relative to their expected total return. Sanders Capital has managed a portion of the fund since 2010.

Vanguard. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1991.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Barrow Hanley, Hotchkis and Wiley, Lazard, or Sanders Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Hotchkis and Wiley, Lazard, and Sanders Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.

Alfred M. Rankin, Jr.	Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory	John C. Bogle
Board of the Parthenon Group (strategy consulting).	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2014

VANGUARD WINDSOR FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.